WisdomTree Global ex-U.S. Hedged Real Estate Fund – HDRW (BATS)

SUMMARY PROSPECTUS – October 23, 2015

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Global ex-U.S. Hedged Real Estate Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Hedged Real Estate Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.58%
Fee Waivers**	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers**	0.43%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.43% through July 31, 2017, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$44	$159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

WisdomTree Trust Prospectus	1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide exposure to global ex-U.S. real estate companies, while at the same time neutralizing exposure to fluctuations of the value of foreign currencies relative to the U.S. dollar. The Index is a fundamentally weighted index that consists of companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Real Estate” sector. Constituents will be among the following types of companies: real estate operating companies, real estate developing companies, and diversified real estate investment trusts (“REITs”). Companies are selected from the WisdomTree Global ex-U.S. Dividend Index, which defines the dividend-paying universe of companies in developed countries and emerging markets throughout the world, excluding the United States. To be eligible for inclusion in the Index, a company must meet the following criteria: (i) incorporated and lists its shares on a stock exchange in Europe (i.e., Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, Canada, Hong Kong, Israel, Japan, New Zealand, and Singapore (collectively, the “developed countries”) or Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, Taiwan, Thailand or Turkey (collectively, the “emerging market countries”); (ii) payment of at least $5 million in cash dividends paid on common shares in the annual cycle prior to the annual Index screening date; (iii) market capitalization must be greater than $1 billion as of the Index screening date; (iv) with respect to companies incorporated and listed in developed countries, average daily dollar trading volume of at least $100,000 for three months preceding the Index screening, (v) with respect to companies incorporated and listed in emerging market countries, an average daily dollar trading volume of at least $200,000 for six months preceding the Index screening date; and (vi) trading of at least 250,000 shares for each of the six months preceding the Index screening date. The Index also includes companies that may be classified as Passive Foreign Investment Companies.

Securities are weighted in the Index based on dividends paid over the prior annual cycle. Companies that pay a greater total dollar amount of dividends are more heavily weighted. To derive a company’s initial Index weight, (i) multiply the U.S. dollar value of the company’s annual gross dividend per share by the number of common shares outstanding for that company (the “Cash Dividend Factor”); (ii) calculate the Cash Dividend Factor for each company; (iii) add together all of the companies’ Cash Dividend Factors; and (iv) divide the company’s Cash Dividend Factor by the sum of all Cash Dividend Factors. The maximum weight of any one sector or country in the Index, at the time of the Index’s annual screening date, is capped at 25%; however, sector and country weights may fluctuate above the specified cap in response to market conditions and/or the application of volume factor adjustments, as described below.

In addition, the Index methodology includes volume factor adjustments such that if a component security does not meet certain trading volume thresholds, the security will either be eliminated from inclusion in the Index or its weight in the Index will be reduced and reallocated pro rata among the other securities.

WisdomTree Investments, Inc. (“WisdomTree Investments”), as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define real estate companies. Real estate companies include, among others, companies involved in diversified real estate activities, real estate development companies, real estate operating companies, retail REITs, diversified REITs, office REITs, and industrial REITs. As of the date of this Prospectus, a significant portion of the Index is comprised of companies in the financial sector.

The Index “hedges” against fluctuations in the relative value of foreign currencies against the U.S. dollar. This Index is designed to have higher returns than an equivalent unhedged investment when foreign currencies are falling relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when foreign currencies are rising relative to the U.S. dollar. The Index applies an applicable published one-month currency forward rate to the total equity exposure of each country in the Index to hedge against fluctuations in the relative value of each such foreign currency against the U.S. dollar.

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Forward currency contracts or futures contracts are used to offset the Fund’s exposure to the foreign currencies represented in the Index. The amount of forward contracts and futures contracts in the Fund is based on the aggregate exposure of the Fund and Index to these foreign currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to all currency fluctuations. The return of the forward currency contracts and currency futures contracts may not perfectly offset the actual fluctuations of these foreign currencies relative to the U.S. dollar.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus, titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Currency Exchange Rate Risk. The Fund uses various strategies to attempt to minimize the impact of changes in the value of the non-U.S. currencies against the U.S. dollar. These strategies may not be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to the non-U.S. currencies may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

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Derivatives Risk. The Fund invests in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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Financial Sector Risk. The Fund currently invests primarily in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Hong Kong, although this may change from time to time.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally, each of which may negatively impact the Fund’s investments.

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Hedging Risk. Derivatives used by the Fund to offset its exposure to foreign currencies represented in the Index may not perform as intended. There can be no assurance that the Fund’s hedging transactions will be effective.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Real Estate Sector Risk. The Fund invests primarily in the real estate sector, including investments in REITs. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for real estate and REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund’s performance.

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Small-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Head of Equity Portfolio Management, has been a portfolio manager of the Fund since its inception.

Richard A. Brown, CFA, a Director and Senior Portfolio Manager, Equity Portfolio Management, has been a portfolio manager of the Fund since its inception.

Thomas J. Durante, CFA, a Director and Senior Portfolio Manager, Equity Portfolio Management, has been a portfolio manager of the Fund since its inception.

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Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as BATS Exchange, Inc., and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-HDRW-SUM-1015